Exhibit 99.2

JUNE 8, 2022 2Q22 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTS FORWARD - LOOKING STATEMENTS This presentation contains “forward - looking” statements related to O - I Glass, Inc. (the “company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward - looking statements reflect the company’s current exp ectations and projections about future events at the time and involve uncertainty and risk. The words “expect,” “believe,” “will,” “could,” “would,” “plan,” “potent ial ,” and the negatives of these words and other similar expressions generally identify forward - looking statements. It is possible that the company’s future financial performance may differ from expectations due to a variety of factors inclu di ng, but not limited to, the following: (1) the risk that confirmation of the proposed plan of reorganization (the "Plan") of Paddock Enterprises, LLC (“Paddock”) may not be affirmed by the district court or that other conditions necessary to implement the agreement in principle may not be satisfied, (2) the actions and decisions of participants in the ban kruptcy proceeding, and the actions and decisions of third parties, including regulators, that may have an interest in the bankruptcy proceedings, (3) delays in the affirmance or consummation of the Plan, due to factors beyond the company’s and Paddock’s control, (4) risks with respect to the receipt of the consents necessary to effect the reorganization , (5) risks inherent in, and potentially adverse developments related to, the bankruptcy proceeding, that could adversely affect the company’s liquidity or results of operati ons , (6) the impact of the COVID - 19 pandemic and the various governmental, industry and consumer actions related thereto, (7) the company’s ability to obtain the benefits it ant icipates from the corporate modernization, (8) the company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at i mpr oving the company’s operating efficiency and working capital management, achieving cost savings, and remaining well - positioned to address Paddock’s legacy liabilities, (9) t he company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisi tio ns, divestitures or expansions, (10) the company’s ability to achieve its strategic plan, (11) the company’s ability to improve its glass melting technology, known as th e MAGMA program and implement it within the timeframe expected, (12) foreign currency fluctuations relative to the U.S. dollar, (13) changes in capital availability or c ost , including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (14) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing press ure s, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather, (15) the company’s ability to generate suf fic ient future cash flows to ensure the company’s goodwill is not impaired, (16) consumer preferences for alternative forms of packaging, (17) cost and availability of raw mat eri als, labor, energy and transportation (including impacts related to the current conflict between Russia and Ukraine), (18) consolidation among competitors and customers, (19) un anticipated expenditures with respect to data privacy, environmental, safety and health laws, (20) unanticipated operational disruptions, including higher capital spending , (21) the company’s ability to further develop its sales, marketing and product development capabilities, (22) the failure of the company’s joint venture partners to meet their ob ligations or commit additional capital to the joint venture, (23) the ability of the company and the third parties on which it relies for information technology system support t o p revent and detect security breaches related to cybersecurity and data privacy, (24) changes in U.S. trade policies, (25) risks related to recycling and recycled content law s a nd regulations, (26) risks related to climate - change and air emissions, including related laws or regulations and the other risk factors discussed in the company’s Annual Report on Form 10 - K for the year ended December 31, 2021 and the company’s other filings with the Securities and Exchange Commission.

3 AT A GLANCE #1 70 factories 19 countries ATTRACTIVE PRODUCT PORTFOLIO 29% beer 20% wine 17% food 17% spirits 17% NAB GLASS IS THE MOST SUSTAINABLE PACKAGE all natural, endlessly recyclable, NEVER trash Note: based on 2021 data MAGMA reimagines glass making to support customer aspirations and enable profitable growth DIVERSE CUSTOMER BASE 6,000+ direct customers DEDICATED & ENGAGED TEAM 24,000+ associates UNPARALLELED PRODUCTION NETWORK LEADER IN GLASS PACKAGING $6.4 billion in net sales

O - I IS AN ATTRACTIVE INVESTMENT OPPORTUNITY PROFITABLE GROWTH AGILE EXECUTION REDUCING RISK PROFILE SUSTAINABILITY BREAKTHROUGH INNOVATION 4 Strongest Glass Fundamentals in 20+ Years Bold Transformation and Delivering on Commitments Resolution of Legacy Liabilities and Improve the Balance Sheet Glass is Set to Win in the New Green Economy MAGMA Creates a New Cost Competitive Paradigm for Glass

5 PROFITABLE GROWTH: STRONGEST GLASS FUNDAMENTALS IN 20+ YEARS KEY DRIVERS FOR STRONG GLASS DEMAND ▲ Consumption trends have changed: Wellness, premium, sustainability ▲ Markets reopening: Increased on - premise consumption as COVID - 19 concerns recede ▲ Resilience to channel shift: Strong glass performance both on and off - premise ▲ EU supply dislocation : Russia / Ukraine glass imports to Europe displaced ▲ Structural shifts in LatAm : Premiumization, brand localization, emphasis on one way glass ▲ Low value - channel inventories: Food and beverage inventories below pre - pandemic levels ▲ Cost competitive and local supply chain : Favorable trends vs. other substrates ▲ Rebalancing the dialogue on glass: Increasing glass purchase intent ▲ New product development: Increased new product launches in glass

6 PROFITABLE GROWTH: CAPITALIZING ON STRONG FUNDAMENTALS 0.6% - 1.4% - 0.4% - 4.0% 5.3% 1.8% 0.8% 1.5% - 3.0% 6.2% -6% -4% -2% 0% 2% 4% 6% 8% 2017 2018 2019 2020 2021 O - I VOLUME GROWTH (IN TONS, ADJUSTED FOR DIVESTITURES) O-I CONSOLIDATED O-I PLUS STRATEGIC JVs 5 Year CAGR O - I Consolidated: 0.0% O - I Plus Strategic JV’s: +1.4% + 6.4% 1Q22, + ~1% QTD 2Q22 1.6% 3.5% 2.1% 2.0% 0.4% 2.6% 2.0% 2.0% 1.3% 3.2% 0% 1% 2% 3% 4% 5% GLOBE LATIN AMERICA EUROPE NORTH AMERICA ASIA PACIFIC PROJECTED PACKAGING MARKET GROWTH (2022 - 2024 ) GLASS VOLUME GROWTH ALL PACKAGING VOLUME GROWTH O - I’s CORE MARKETS Glass Market Expected to Grow 2.0 – 3.5% CAGR across O - I’s Key Markets Source: Euromonitor

INCREASE COST COMPETITIVENESS OPTIMIZE BUSINESS PORTFOLIO AND STRUCTURE INCREASE SUPPLY CHAIN EFFICIENCY ENABLE A MORE FLEXIBLE, SCALABLE AND SUSTAINABLE PRODUCTION CAPABILITY BUILD A SIMPLE, AGILE AND EFFECTIVE ORGANIZATION AGILE EXECUTION BOLD TRANSFORMATION AND DELIVERING ON COMMITMENTS 7

1. FLEXIBILITY Achieve attractive economics at 15% lower utilization rate 2. SCALABILITY New melter reduces capacity per line to 25 - 50% of heritage 3. RAPID DEPLOYMENT Reduce deployment time by up to 50% 4. SUPPLY CHAIN EFFICIENCY Reduce shipping distances by 30 - 80% 5. COST COMPETITIVE Reduce cost gap with competing substrates by 50 - 75% 6. LOWER CAPITAL INTENSITY Reduce capital intensity up to 40% 7. CONVENIENCE Reduce product weight 1 up to 30% 8. SUSTAINABILITY Reduce GHG emissions by up to 95% OBJECTIVES MAGMA GEN 3 1 IMPROVEMENT VS HERITAGE (2025+) TARGET ≥ 20% RETURNS EXPAND O - I’S “RIGHT TO WIN” IN ITS ADDRESSABLE MARKETS O - I expects MAGMA will significantly enhance O - I’s capabilities and competitive position. 1 With ULTRA light weighting BREAKTHROUGH INNOVATION 8 Source: Internal analysis LOWER COST AND CAPITAL INTENSITY

GLASS IS THE MOST SUSTAINABLE PACKAGE

GLASS IS HIGHLY SUSTAINABLE

- 100% recyclable
- Reusable and circular
- All natural and inert
- Never waste
- Earth and ocean friendly
- Local supply chain



MAJOR LEVERS FOR IMPROVEMENT

- Increase cullet usage
- Light weight containers
- Near/co-location to reduce logistics
- Renewable fuels
- Reduce emissions

POTENTIAL CARBON IMPACT OF MAGMA VS. HERITAGE


Carbon impact (CO2 /bottle)
Heritage (i)
MAGMA Gen 3 w/ ULTRA (ii)
MAGMA Gen 3 w/ advancement (iii)
MAGMA Gen 3 ultimate (iv)

Illustrative representation of carbon impact per bottle (g CO_2 /unit)

(i) oxygen-fuel furnace, ~ 35% recycled content;
(ii) ~ 55% recycled content;
(iii) with co-location and ~ 95% recycled content;
(iv) with renewable energy

PROGRESS AND RECOGNITION

- Elevated Goals
- Doubled ESG Initiatives
- Global CO2 reduced by 13% from base year
- Global Renewable Electricity >30%
- #52 on Forbes List of America's 500 Best Large Employers

SUSTAINALYTICS ESG REGIONAL TOP RATED 2022

SILVER 2022 ecovadis Sustainability Rating

CERTIFIED cradle to cradle PRODUCTS PROGRAM

SCIENCE BASED TARGETS DRIVING AMBITIOUS CORPORATE CLIMATE ACTION

CDP DISCLOSURE INSIGHT ACTION B RATING

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10 REDUCING RISK PROFILE 1 Management defines Financial Leverage as the addition of net debt, Support for Paddock and unfunded pension liability divided by Adjusted EBITDA. See the appendix for further disclosure. 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2019 2020 2021 2022F 2024T (Leverage Ratio) Net Debt Unfunded Pension Liability Paddock Asbestos Liability REDUCING FINANCIAL LEVERAGE 1 Improving Balance Sheet and Resolving Legacy Liabilities High 3s ~ 3.5x RESOLVE LEGACY LIABILITIES THAT CONSUMED SIGNIFICANT FCF FOR DECADES Resolve Legacy Asbestos Liabilities in Mid - 2022 Key Milestones Achieved ▲ Paddock Ch 11 filling (Jan 2020) ▲ Agreement in principle on Plan of Reorganization (April 2021) ▲ US Bankruptcy court confirmed Paddock’s Plan of Reorganization (May 2022) Remaining Steps ▲ Delaware District Court to affirm the Confirmation Order ▲ Paddock to emerge from bankruptcy (mid - 2022) ▲ Paddock and O - I Glass to fund $610M Asbestos Trust (mid - 2022) Eliminate Unfunded Pension Liabilities by 2024 ▲ Multi - year plan to eliminate net unfunded pension position ▲ Substantially reduced unfunded position in recent years ▲ Net liability was ~ $141M at FYE21 ▲ Anticipate ~ $25M/ yr pension contributions 2022 - 2024

2022 KEY OBJECTIVES

Strong Execution on Key Strategic Priorities

PRIORITIES	2022 KEY OBJECTIVES	PROGRESS
MARGIN EXPANSION	▪ Higher selling prices offset PY unfav Net Price and 2022 inflation ▪ ≥ $50M margin expansion initiative benefits	▲ Fav 1Q22 Net Price, on track to achieve FY22 guidance ▲ $8M 1Q22 initiative benefits, on track to achieve guidance
PROFITABLE GROWTH	▪ Substantially complete Colombia and Canada expansion ▪ Initiate Peru and Brazil expansion	▲ Colombia and Canada expansion on track for early 2023 go live ▶ Initiating Peru; evolving 3-yr capital plan due to changing business condition
COMPLETE MAGMA DEVELOPMENT	▪ Finalize Gen 1 optimization and complete Gen 2 pilot validation ▪ Advance Gen 3 and Ultra light-weighting prototypes	▶ MAGMA achieving key milestones, but development slower due to macro issues ▲ Gen 3 / Light-weighting prototypes are proceeding well
ADVANCE ESG AND GLASS ADVOCACY	▪ Reduce GHG 5-10%, 30-35% elect. sourced from renewable energy ▪ ≥1.5B add'l impressions with Glass Advocacy, expand target categories	▲ Renewable electricity at 31%; 2021 GHG to be reported in 3Q22 ▲ 514M digital impressions 1Q22; 64M people engaged
EXPAND PORTFOLIO OPTIMIZATION	▪ Complete $1.5B portfolio optimization program ▪ Receive proceeds prior to significant expansion investment	▲ Completed sales agreements totaling $1.3B ▲ On track to receive net proceeds prior to significant expansion CapEx
RESOLVE LEGACY LIABILITIES	▪ Confirm Paddock plan of reorg.; fund $610M 524(g) trust Mid-2022 ▪ Continue to de-risk pension liabilities in line with 2024 target	▲ US Bankruptcy Court confirmed Paddock plan of reorganization; motion filed to affirm with US District Court for the District of Delaware ▲ Continue to advance pension de-risking actions


CHASE MCDANIEL
BETTER IN A GLASS

Introductory Song, Example of Glass Advocacy Campaign
Better in a Glass by Chase McDaniel (available on Spotify)

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DELIVERING ON OUR COMMITMENTS

Currently, the company is not updating its full year 2022 business outlook, but consistent with typical practices, management will evaluate this outlook when reporting second quarter 2022 results on August 3.

	2Q22 Outlook as of 6/7/22	FY22 Outlook as of 4/25/22	FY24 Targets from Sept 28, 2021 I-Day
Volume[1] Growth	Low Single Digit Growth (+ ~1% 2Q22 QTD thru May)	≥ 1%	1-2% CAGR 2022-2024
Earnings (aEPS[2])	> $0.65/sh (Prior guidance $0.55-$0.60/sh)	$1.85 - $2.10/sh	$2.20 - $2.40/sh in 2024
Cash Flow	--	FCF[3] ≥ $125M aFCF[4] ≥ $350M	aFCF[4] of $400M-$450M in 2024
Leverage[5]	--	"High 3s" by FYE22	~ 3.5x by end of 2024
Comments (vs PY)	• Favorable Net Price – Benefits from higher selling prices more than offset cost inflation • Higher Operating Costs – Elevated project activity • aETR[6]: 27%-30% vs ~34% PY	• Favorable Net Price – Benefits from higher selling prices more than offset cost inflation – Recapture 2021 unfav Net Price • ≥ $50M initiative benefits • Cap Ex ~$600M (elevated Strategic CapEx funded by proceeds from Portfolio Optimization program)	• Strong earnings momentum from expansion programs heading into 2025

1 Volume Growth Targets are gross of divestitures and net of capacity realignment
2 aEPS excludes certain items management considers not representative of ongoing operations
3 FCF represents Cash Flow from Operations less Capital Expenditures excluding any impact from anticipated funding of Paddock 524(g) trust
4 aFCF reflects Cash Flow from Operations less Maintenance Capex, and excludes expected one-time cash funding of Paddock 524(g) trust
5 Leverage defined as the addition of net debt, Support for Paddock and unfunded pension liability divided by Adjusted EBITDA
6 aETR excludes certain items that management considers not representative of ongoing operations

Note: Business outlooks assume April 22, 2022 FX rates and does not factor in potential geopolitical disruption

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13 VALUE CREATION FOR ALL STAKEHOLDERS PROFITABLE GROWTH Strongest Glass Fundamentals in 20+ Years AGILE EXECUTION Bold Transformation and Delivering on Commitments BREAKTHROUGH INNOVATION MAGMA Creates a New Paradigm for Glass SUSTAINABILITY Glass is Set to Win in the New Green Economy REDUCING RISK PROFILE Resolution of Legacy Liabilities and Improve the Balance Sheet VALUE CREATION O - I is Aggressively Addressing Many Historic Overhangs on the Stock and Shifting to Profitable Growth, Advancing MAGMA, As Well As Continued Sound Execution and Balance Sheet Improvement. 13

APPENDIX

O-I ESG GOALS

50% TARGET

Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography.

ZERO WASTE

Reduce the amount of natural resource used and reduce the generation of waste by reuse and recycling as we drive towards a Zero Waste organization.

25% WATER REDUCTION

We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas.

ZERO INJURIES

As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030.

40% RENEWABLE

Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable energy use by 2030 and to reduce total energy consumption by 9%.

R&D TRANSFORMATION

Reinvent and re-imagine glassmaking – where the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging.

25% GHG REDUCTION

Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025).

SOCIAL IMPACT

We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders to make glass recycling available in 100% of our locations.

DIVERSITY & INCLUSION

Create a diverse and inclusive environment where people feel welcomed to create a better future for themselves, each other, and O-I. We are focused on increasing all aspects of diversity across our team.

SUPPLY CHAIN SUSTAINABILITY

Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals.



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16 PADDOCK CHAPTER 11 – PROGRESS AND UPDATE 1 • Phase 1 : Paddock files for bankruptcy protection in Delaware and obtains initial relief • Phase II : Paddock informally negotiates with the Asbestos Claimants’ Committee and Future Claimants Representative, fiduciaries for current and future asbestos claimants • Phase III : Paddock enters formal, court - ordered mediation with Asbestos Claimants’ Committee and Future Claimants Representative • Phase IV : Paddock accepts a mediator’s proposal, which results in an agreement - in - principle of the material terms of a plan of reorganization for Paddock containing a channeling injunction protecting Paddock, O - I Glass, and affiliates • Phase V : Paddock, Asbestos Claimants’ Committee and Future Claimants Representative negotiate and finalize filing of definitive documents, comprising Plan of Reorganization, Disclosure Statement, exhibits, and Voting - related documents • Phase VI : Paddock files Plan of Reorganization, Disclosure Statement and Voting - related documents with Bankruptcy Court, which then approves disclosure and voting materials and sets voting deadline • Phase VII : Paddock solicits votes from asbestos claimants and obtained over 99% approval of asbestos claimants who actually vote • Phase VIII : Bankruptcy Court confirms the Plan, Delaware District Court to affirm the Confirmation Order, Paddock to emerge from bankruptcy, and Paddock and O - I Glass to fund $610M Asbestos Trust 1 Although the above description represents what has occurred and what O - I Glass currently anticipates is likely to occur in Pa ddock’s chapter 11 case, O - I Glass makes no representation or guarantee that Paddock’s actual plan process will not deviate fro m, or contain steps in addition to, the steps set forth above. Current Status US Bankruptcy Court Confirmed Plan May 26 th ; Motion to Affirm filed with US District Court for the District of Delaware

17 SEGMENT FX IMPACT ON EARNINGS APPROXIMATE ANNUAL IMPACT ON FX RATES AT KEY POINTS EPS FROM 10% FX CHANGE Apr 22, AVG AVG 2022 1Q22 1Q21 EUR 0.16 EUR 1.08 1.12 1.20 MXN 0.06 MXN 20.21 20.43 20.64 BRL 0.04 BRL 4.62 5.10 5.58 COP 0.01 COP 3,774 3,870 3,627

NON-GAAP FINANCIAL MEASURES

The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, net debt, free cash flow, adjusted free cash flow, adjusted EBITDA, adjusted EBITDA to adjusted free cash flow adjusted EBITDA conversion, financial leverage, and adjusted effective tax rate provide relevant and useful supplemental financial information, that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Adjusted earnings relates to net earnings from continuing operations attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company's principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Management uses adjusted earnings, and adjusted earnings per share to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings per share, and segment operating profit may be useful to investors in evaluating the underlying operating performance of the company's business as these measures eliminate items that are not reflective of its principal business activity.

Net debt is defined as total debt less cash. Management uses net debt to analyze the liquidity of the company. Financial Leverage is defined as the addition of net debt, Support for Paddock and unfunded pension liability divided by Adjusted EBITDA.

Further, free cash flow relates to cash provided by continuing operating activities less cash payments for property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes this has provided a useful supplemental measure related to its principal business activity. Adjusted EBITDA relates to net earnings from continuing operations attributable to the company, less interest, taxes, depreciation and amortization as well as items management considers not representative of ongoing operations because such items are not reflective of the company's principal business activity, which is glass container production and other adjustments. Adjusted free cash flow to adjusted EBITDA conversion may be useful to investors to assist in understanding the comparability of cash flows generated by the company's principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The Company routinely posts important information on its website at **o-i.com/investors**.

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19 RECONCILIATIONS TO FCF & ADJUSTED FCF The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measures, free cash flow and adjusted free cash flow, for all periods after December 31 , 2022 , to its most directly comparable U . S . GAAP financial measure, Cash provided by operating activities, without unreasonable effort . This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities . The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results .

20 ADDITIONAL RECONCILIATIONS The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measures, adjusted earnings and adjusted earnings per share, for the quarter ending June 30 , 2022 , year ending December 31 , 2022 , and all periods after, to its most directly comparable GAAP financial measure, earnings from operations attributable to the Company, because management cannot reliably predict all of the necessary components of the GAAP financial measures without unreasonable efforts . Earnings from operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write - off of finance fees, and the income tax effect on such items . The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly . Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results . The Company is unable to present a quantitative reconciliation of its forward - looking non - GAAP measure, adjusted effective tax rate, for the quarter ending June 30 , 2022 , and all periods after to its most directly comparable GAAP financial measure, provision for income taxes divided by earnings (loss) from continuing operations before income taxes, because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts . Earnings (loss) from continuing operations before income taxes includes several significant items, such as restructuring charges, asset impairment charges, charges for the write - off of finance fees, and the provision for income taxes would include the income tax effect on such items . The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly . Accordingly, the Company is unable to provide a of adjusted effective tax rate to earnings (loss) from continuing operations before income taxes divided by provision for income taxes or address the probable significance of the unavailable information, which could be material to the Company's future financial results . RECONCILIATION TO ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE RECONCILIATION TO ADJUSTED EFFECTIVE TAX RATE

RECONCILIATION TO FINANCIAL LEVERAGE

$ millions

	2019	2020	2021
Earnings (loss) from continuing operations	$ (379)	$ 264	$ 165
Interest expense (net)	311	265	$ 216
Interest income	9	5	$ 7
Provision for income taxes	118	89	$ 167
Depreciation	390	369	$ 356
Amortization of intangibles	109	99	$ 93
EBITDA	**$ 558**	**$ 1,091**	**$ 1,004**
Adjustments to EBITDA:			
Charge for asbestos-related costs	35	-	-
Restructuring, asset impairment, pension settlement and other charges	140	168	109
Charge for goodwill impairment	595	-	-
Gain on sale of ANZ Business	-	(275)	-
Gain on Sale of Equity Investment	(107)	-	-
Gain on sale of miscellaneous assets	-	-	(84)
Charge related to Paddock support agreement liability	-	-	154
Charge for deconsolidation of Paddock	-	14	-
Brazil indirect tax credit	-	-	(71)
Strategic transactions and Corporate Modernization costs	31	8	-
Adjusted EBITDA	**$ 1,252**	**$ 1,006**	**$ 1,112**
Total debt	**$ 5,559**	**$ 5,142**	**$ 4,825**
Less cash	**$ 551**	**$ 563**	**$ 725**
Net debt	**$ 5,008**	**$ 4,579**	**$ 4,100**
Net debt divided by Adjusted EBITDA	**4.0**	**4.6**	**3.7**
Unfunded Pension Liability	**$ 493**	**$ 464**	**$ 141**
Unfunded Pension Liability divided by Adjusted EBITDA	**0.4**	**0.5**	**0.1**
Asbestos / Paddock Liability	**$ 486**	**$ 471**	**$ 625**
Asbestos / Paddock Liability divided by Adjusted EBITDA	**0.4**	**0.5**	**0.6**
Financial Leverage ((Net Debt + Unfunded Pension Liability + Asbestos/Paddock Liability)/Adjusted EBITDA)	**4.8**	**5.5**	**4.4**

For all periods after the year ending December 31, 2021, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, financial leverage, as defined as the addition of net debt, support for Paddock and unfunded pension liability divided by adjusted EBITDA, to its most directly comparable U.S. GAAP financial measure, Earnings (loss) from continuing operations, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings (loss) from continuing operations includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company's future financial results.

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